Exhibit 10.5

DECLARATION OF TRUST

Victoria Chen & Kerry K.W. Nagy
1602 - 388 Drake Street
Vancouver, British Columbia
V6B 6A8

April 11, 2002

Barnabus Enterprises Ltd.
1602 - 388 Drake Street
Vancouver, British Columbia
V6B 6A8

We, Victoria Chen and Kerry K.W. Nagy, together hold in trust for Barnabus Enterprises Ltd. a 100% interest in a mineral claim named Mount (tag#122528) located in the Liard Mining Division.

We will deliver full title on demand to Barnabus Enterprises Ltd. for as long as the claim is in good standing with the Province of British Columbia.

/s/ Victoria Chen
Victoria Chen

/s/ Kerry K.W. Nagy
Kerry K.W. Nagy